UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2016

TONNER-ONE WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-13869	87-0429198
(Commission File Number)	(I.R.S. Employer Identification No.)

14515 Briarhills Parkway, Houston, Texas 77077
 (Address of principal executive offices)

(866) 440-1470
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers

Resignation of Chief Financial Officer

On September 23, 2016 (the "Resignation Date"), Dennis P. Gauger resigned as the Chief Financial Officer for Tonner-One World Holdings, Inc. (the "Company").

Both Mr. Gauger and the Company mutually agreed that it would in the best interest of the Company to employ a local CFO.  The Company's Board of Directors accepted the resignation of Dennis Gauger on September 23, 2016 and the Board is actively searching for a new Chief Financial Officer.

The Company provided Mr. Gauger with a copy of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 2016

ONE WORLD HOLDINGS, INC.

By:	/s/ Corinda Joanne Melton
Corinda Joanne Melton
Chief Executive Officer and Director